UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2024

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place
1100 N. Wood Dale Road
Wood Dale, Illinois 60191
(Address and Zip Code of Principal Executive Offices)
Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure.

On December 19, 2024, AAR CORP. (the “Company”) issued a press release announcing the resolution of the investigations described below. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events.

As previously disclosed, in 2019, the Company retained outside counsel to investigate possible violations of the U.S. Foreign Corrupt Practices Act (the “FCPA”) relating to certain transactions in Nepal and South Africa that were signed in 2016 and 2017. Based on these investigations, in 2019, the Company self-reported these matters to the U.S. Department of Justice (the “DOJ”), the Securities and Exchange Commission (the “SEC”), and the U.K. Serious Fraud Office.

On December 19, 2024, after cooperating with the DOJ’s and SEC’s investigations, the Company reached resolutions with the DOJ and the SEC regarding the aforementioned matters.

The Company agreed to the terms contained in a Non-Prosecution Agreement with the DOJ, dated December 19, 2024 (the “NPA”), for an 18-month term. Pursuant to the NPA, among other terms, the Company will pay a penalty of $26,363,029 and forfeiture of $18,568,713, the latter of which will be credited in full against the disgorgement to be paid to the SEC as outlined below. The DOJ agreed that it will not prosecute the Company for conduct described in the NPA provided that the Company complies with the terms of the NPA for the 18-month term.

The SEC approved the Company’s Offer of Settlement and issued its Cease-and-Desist Order (the “SEC Order”) dated December 19, 2024 with respect to certain violations of the anti-bribery, books and records, and internal accounting controls provisions of the FCPA. Pursuant to the terms of the SEC Order, the Company will pay disgorgement of $23,451,100 and prejudgment interest of $5,785,524 to the SEC and cease and desist any violations of the anti-bribery, books and records and internal accounting control provisions of the FCPA.

The total amount payable under the NPA and SEC Order is $55,599,653, which will be reflected as a one-time charge in the Company’s consolidated financial statements for fiscal year 2025 second quarter ended November 30, 2024. The Company expects to fund these payments using a combination of cash on hand and borrowings under its revolving credit facility.

The above descriptions of the NPA and the SEC Order are not complete and are qualified in their entirety by the terms thereof. The complete NPA and SEC Order, including the Company’s obligations under each, can be accessed at the DOJ and SEC websites at www.justice.gov and www.sec.gov, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management’s expectations about future conditions, including, but not limited to, funding the payments required pursuant to the resolution of the DOJ and SEC investigations.

Forward-looking statements often address our expected future operating and financial performance and financial condition, or sustainability targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed-price contracts; (v) nonperformance by subcontractors or suppliers; (vi) a reduction in outsourcing of maintenance activity by airlines; (vii) a shortage of skilled personnel or work stoppages; (viii) competition from other companies; (ix) financial, operational and legal risks arising as a result of operating internationally; (x) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions; (xi) failure to realize the anticipated benefits of acquisitions; (xii) circumstances associated with divestitures; (xiii) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xiv) cyber or other security threats or disruptions; (xv) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvi) restrictions on use of intellectual property and tooling important to our business; (xvii) inability to fully execute our stock repurchase program and return capital to stockholders; (xviii) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xix) non-compliance with restrictive and financial covenants contained in our debt and loan agreements; (xx) changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; and (xxi) exposure to product liability and property claims that may be in excess of our liability insurance coverage. Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control.

For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10-K, Part I, “Item 1A, Risk Factors” and our other filings from time to time with the SEC. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The risks described in these reports are not the only risks we face, as additional risks and uncertainties are not currently known or foreseeable or impossible to predict accurately or risks that are beyond the Company’s control or deemed immaterial may materially adversely affect our business, financial condition or results of operations in future periods. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by AAR CORP. on December 19, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024
AAR CORP.

By:
/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary